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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013

DEEP WELL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-24012	13-3087510
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Edmonton, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.07 below is incorporated by reference to this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 5.07 below is incorporated by reference to this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 27, 2013, the stockholders of more than 63.9% of the issued and outstanding shares of common stock of Deep Well Oil & Gas, Inc. (the “Corporation”), executed a written consent (attached hereto as Exhibit 99.1) in lieu of a meeting of the stockholders of the Corporation pursuant to which the following actions were approved and ratified:

(1)	a majority of stockholders re-elected all of the directors of the Corporation;

(2)	a majority of stockholders ratified and approved that the Corporation will amend its articles of incorporation to increase the Corporation’s existing authorized capital stock from 300,000,000 to 600,000,000 shares at $0.001 par value per share;

(3)	a majority of stockholders ratified and approved the appointment of Madsen & Associates, CPA’s Inc. to serve as the Corporation’s independent registered public accounting firm for the prior fiscal year ended September 30, 2011;

(4)	a majority of stockholders ratified and approved the appointment of Madsen & Associates, CPA’s Inc. to serve as the Corporation’s independent registered public accounting firm for the review of the Corporation’s prior quarterly financial statements for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012 and to ratify the appointment of Sadler Gibb & Associates LLC to serve as the Corporation’s independent registered public accounting firm for the prior audit of the Corporation’s fiscal year ended September 30, 2012; AND

(5)	a majority of stockholders ratified and approved the appointment of Sadler Gibb & Associates LLC to serve as the Corporation’s independent registered public accounting firm for the fiscal year ended September 30, 2013.

The above actions of the Corporation will be effective 40 calendar days after the distribution by the Corporation of its Schedule 14C Definitive Information Statement with respect to such written consent in lieu of a meeting of stockholders (the “Information Statement”). The Information Statement will be mailed on or about April 15, 2013 to the Corporation’s stockholders of record as of March 27, 2013.

Nevada Revised Statute Section 78.390 allows the Corporation to take any action that could be taken under the provision of Nevada law at any meeting of stockholders to be taken without a meeting if authorized by a written resolution signed by the holders of a majority of the voting power of the issued and outstanding shares of the Corporation’s capital stock.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements

Not Applicable.

(d)	Exhibits to subject matter reported on this Form 8-K

Exhibit No.	Description
99.1	Action by Written Consent of the Stockholders dated March 27, 2013, filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: March 28, 2013	By:	/s/ Curtis Sparrow
Mr. Curtis Sparrow
Chief Financial Officer